Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In re Akorn, Inc., et al.	Case No. (Jointly Administered):	20-11177
	Reporting Period:	May 20, 2020 - June 30, 2020

MONTHLY OPERATING REPORT

Submit copy of report to any official committee appointed in the case.

		Document	Explanation	Affidavit/Supplement
REQUIRED DOCUMENTS	Form No.	Attached	Attached	Attached
Schedule of Cash Receipts and Disbursements	MOR-1	X
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	X	See Attestation	X
Schedule of Professional Fees Paid	MOR-1b	X
Copies of bank statements			X
Cash disbursements journals			X
Statement of Operations	MOR-2	X
Balance Sheet	MOR-3	X
Status of Postpetition Taxes	MOR-4	X	See Attestation	X
Copies of IRS Form 6123 or payment receipt			X
Copies of tax returns filed during reporting period			X
Summary of Unpaid Postpetition Debts	MOR-4	X	X
Listing of aged accounts payable	MOR-4	X
Accounts Receivable Reconciliation and Aging	MOR-5	X
Debtor Questionnaire	MOR-5	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of Debtor	Date

Signature of Joint Debtor	Date

/s/ Duane Portwood	July 31, 2020
Signature of Authorized Individual*	Date

Duane Portwood	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR	Page 1 of 17

In re Akorn, Inc., et al.	Case No. (Jointly Administered):	20-11177
	Reporting Period:	May 20, 2020 - June 30, 2020

Notes to the Monthly Operating Report

General: The report includes activity from the following Debtors and related Case Numbers:

Debtors	Case Number	Debtors	Case Number
Akorn, Inc.	Case 20-11177	Covenant Pharma, Inc.	Case 20-11188
10 Edison Street LLC	Case 20-11178	Hi-Tech Pharmacal Co., Inc.	Case 20-11189
13 Edison Street LLC	Case 20-11180	Inspire Pharmaceuticals, Inc.	Case 20-11190
Advanced Vision Research, Inc.	Case 20-11182	Oak Pharmaceuticals, Inc.	Case 20-11192
Akorn (New Jersey), Inc.	Case 20-11183	Olta Pharmaceuticals Corp.	Case 20-11191
Akorn Animal Health, Inc.	Case 20-11185	VersaPharm Incorporated	Case 20-11194
Akorn Ophthalmics, Inc.	Case 20-11186	VPI Holdings Corp.	Case 20-11193
Akorn Sales, Inc.	Case 20-11174	VPI Holdings Sub, LLC	Case 20-11195
Clover Pharmaceuticals Corp.	Case 20-11187

Notes to the MOR:

This Monthly Operating Report ("MOR") has been prepared solely for the purpose of complying with the monthly reporting requirements applicable in the bankruptcy cases and is in a format acceptable to the U.S. Trustee. The financial information contained herein is unaudited, limited in scope and as discussed below, is not prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”) nor in accordance with federal or state securities laws or other applicable non-bankruptcy law or in lieu of complying with any periodic reporting requirements thereunder.

The unaudited financial statements have been derived from the books and records of the Debtors. The information furnished in this report includes primarily normal recurring adjustments, but not all the adjustments that would typically be made for the quarterly and annual financial statements to be in accordance with U.S. GAAP. Furthermore, the monthly financial information contained herein has not been subjected to the same level of accounting review and testing that Akorn, Inc., and related Debtors apply in the preparation of its quarterly and annual financial information in accordance with U.S. GAAP. Accordingly, upon the application of such procedures, the Debtors believe that the financial information may be subject to change, and these changes could be material.

The financial statements presented in MOR-2 and MOR-3 do not include elimination entries for intercompany balances related to non-debtor affiliates. Investments in subsidiary balances are recorded at cost which may not be in accordance with U.S. GAAP. The amounts currently classified as liabilities subject to compromise may be subject to future change as the Company completes its analysis of prepetition liabilities.

The results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the results of consolidated operations, financial position and cash flows of the Debtors in the future. The Debtors caution readers not to place undue reliance upon the MOR. There can be no assurance that such information is complete and the MOR may be subject to revision.

Notes to MOR-1a:

The Debtors maintain 6 total bank accounts (collectively, the “Bank Accounts”) at two financial institutions (the “Banks”). The Bank Accounts vary in purpose and function.

Notes to MOR-2:

The Income Statement reflects revenue and expenses for May 20, 2020 to May 31, 2020 and the Month of June, 2020 on a consolidated basis for the US Debtor entities.

Notes to MOR-3:

The Balance Sheet reflects assets, liabilities, and stockholders equity on a consolidated basis for the US Debtor entities.

As a result of the commencement of these Chapter 11 Cases, the payment of pre-petition indebtedness is subject to compromise or other treatment under a Chapter 11 plan. The Bankruptcy Court authorized the Debtors to pay certain prepetition claims, including but not limited to general trade and tax claims. To the extent such claims have been categorized as “Liabilities Not Subject to Compromise,” the Debtors reserve their right to dispute their obligation to make such payments. The Debtors have been paying and intend to continue to pay undisputed post-petition claims arising in the ordinary course of business.

The liability information, except as otherwise noted, is listed as of the close of business as of the end of the month. Accordingly, the Debtors reserve all rights to amend, supplement or otherwise modify this Monthly Operating Report as necessary and appropriate, but shall be under no obligation to do so. The Debtors have paid certain prepetition liabilities in accordance with orders approved by the Bankruptcy Court authorizing such payments. The Debtors believe that all undisputed post-petition accounts payable have been and are being paid according to agreed-upon terms specific to each vendor and/or service provider and as authorized by the Bankruptcy Court. These payments are limited to payments made to vendors and service providers who provide services that are necessary to the operation of the Debtors’ business. In addition, the liabilities reported in this Monthly Operating Report do not reflect any analysis conducted by the Debtors regarding potential claims under section 503(b)(9) of the Bankruptcy Code. Accordingly, the Debtors reserve any and all of their rights to dispute or challenge the validity of any claims asserted under section 503(b)(9) of the Bankruptcy Code or the characterization of the structure of any transaction, document or instrument related to any creditor’s claim.

Notes to MOR-4:

Akorn, Inc., and related Debtors received authority pursuant to certain first-day orders for the payment of prepetition taxes and certain other prepetition liabilities. The Debtors are current on all post petition payables other than disputes that arise in the ordinary course of business. While an accounts payable aging is presented for trade accounts payable, all other post-petition liabilities are current and presented as such on MOR 3.

Notes to MOR-5:

The Debtors reconcile and age individual customer accounts receivables in the normal course of the Debtors' operations.

Notes to MOR-6 (Debtor Questionnaire):

An Account with Wilmington Savings Fund Society Bank was opened on May 21, 2020 per requirement of the DIP Credit Agreement [Docket: 14] that the Debtor maintain an account with a Depository Account Control Agreement (“DACA”) in place.

MOR	Page 2 of 17

In re Akorn, Inc., et al.		MOR - 1
Debtors	Case No. (Jointly Administered):	20-11177
	Reporting Period:	May 20, 2020 - May 31, 2020

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Actual Cash Activity (5/20/2020-5/31/2020)
USD in 000s

Case No.	20-11177	20-11182	20-11183	20-11189	20-11178	20-11180	20-11185	20-11186	20-11174	20-11187	20-11188	20-11190	20-11192	20-11191	20-11194	20-11193	20-11195
Debtor Entity Names	Akorn, Inc.	Advanced Vision Research, Inc.	Akorn (New Jersey), Inc.	Hi-Tech Pharmacal Co., Inc.	10 Edison Street LLC	13 Edison Street LLC	Akorn Animal Health, Inc.	Akorn Ophthalmics, Inc.	Akorn Sales, Inc.	Clover Pharmaceuticals Corp.	Covenant Pharma, Inc.	Inspire Pharmaceuticals, Inc.	Oak Pharmaceuticals, Inc.	Olta Pharmaceuticals Corp.	VersaPharm Incorporated	VPI Holdings Corp.	VPI Holdings Sub, LLC	Total
RECEIPT
Net Customer Receipts	28,080	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	28,080
Other Receipts	9	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	9
Total Receipts	28,089	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	28,089
OPERATING DISBURSEMENTS
Royalties	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Payroll	2,643	-	712	814	-	-	-	-	298	-	-	-	-	-	-	-	-	4,467
Vendor Payments	4,099	116	45	256		-	-	-	-	-	-	-	-	-	-	-	-	4,516
Capex	51	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	51
Taxes	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Intercompany Trade	750	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	750
FDA Remediation	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Total Operating Disbursements	7,542	116	757	1,070	-	-	-	-	298	-	-	-	-	-	-	-	-	9,784
NON-RECURRING
Professional Fees (Financial & Legal)	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Interest Payments and Fees	28	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	28
Intercompany Funding	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Total Non-recurring Disbursements	28	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	28
Total Disbursements	7,570	116	757	1,070	-	-	-	-	298	-	-	-	-	-	-	-	-	9,811

MOR	Page 3 of 17

In re Akorn, Inc., et al.		MOR - 1
Debtors	Case No. (Jointly Administered):	20-11177
	Reporting Period:	June 1, 2020 - June 30, 2020

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Actual Cash Activity (6/01/2020-6/30/2020)
USD in 000s

Case No.	20-11177	20-11182	20-11183	20-11189	20-11178	20-11180	20-11185	20-11186	20-11174	20-11187	20-11188	20-11190	20-11192	20-11191	20-11194	20-11193	20-11195
Debtor Entity Names	Akorn, Inc.	Advanced Vision Research, Inc.	Akorn (New Jersey), Inc.	Hi-Tech Pharmacal Co., Inc.	10 Edison Street LLC	13 Edison Street LLC	Akorn Animal Health, Inc.	Akorn Ophthalmics, Inc.	Akorn Sales, Inc.	Clover Pharmaceuticals Corp.	Covenant Pharma, Inc.	Inspire Pharmaceuticals, Inc.	Oak Pharmaceuticals, Inc.	Olta Pharmaceuticals Corp.	VersaPharm Incorporated	VPI Holdings Corp.	VPI Holdings Sub, LLC	Total
RECEIPT
Net Customer Receipts	56,321	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	56,321
Other Receipts	8	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	8
Total Receipts	56,329	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	56,329
OPERATING DISBURSEMENTS
Royalties	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-
Payroll	6,728	-	1,831	2,600	-	-	-	-	742	-	-	-	-	-	-	-	-	11,901
Vendor Payments	37,260	1,988	1,620	988	-	-	-	-	-	-	-	-	-	-	-	-	-	41,856
Capex	239	105	33	-	-	-	-	-	-	-	-	-	-	-	-	-	-	376
Taxes	82	-	-	252	-	-	-	-	13	-	-	-	-	-	-	-	-	346
Intercompany Trade	2,063	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	2,063
FDA Remediation	508	-	340	-	-	-	-	-	-	-	-	-	-	-	-	-	-	848
Total Operating Disbursements	46,880	2,092	3,824	3,840	-	-	-	-	755	-	-	-	-	-	-	-	-	57,392
NON-RECURRING
Professional Fees (Financial & Legal)	456	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	456
Interest Payments and Fees	5,311	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	5,311
Intercompany Funding	10,856	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	10,856
Total Non-recurring Disbursements	16,624	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	-	16,624
Total Disbursements	63,754	2,115	3,870	3,889	0	0	0	0	766	0	0	0	0	0	0	0	0	74,397
Total Disbursements for Q2-20	71,074	2,208	4,581	4,910	-	-	-	-	1,053	-	-	-	-	-	-	-	-	83,826
US TRUSTEE FEE CALCULATIONS ($)
US Trustee Fees	250,000	22,080	45,812	49,104	325	325	325	325	10,531	325	325	325	325	325	325	325	325	381,427

MOR	Page 4 of 17

In re Akorn, Inc., et al.		MOR - 1a
Debtors	Case No. (Jointly Administered):	20-11177
	Reporting Period:	May 20, 2020 - May 31, 2020

BANK ACCOUNT INFORMATION
Whole Values

Legal Entity	Bank	Last 4 Digit of Account Number	Description	Bank Balance
Akorn, Inc.	Bank of America	8391	Collections and Concentration	$69,129,633
Akorn, Inc.	Bank of America	6603	Operating Disbursements	$68,726
Akorn, Inc.	Bank of America	0893	Payroll Disbursements	$873,232
Akorn, Inc.	Bank of America	8409	Treasury Activity	$56,940
Akorn, Inc.	Bank of America	8878	Utilities Adequate Assurance Account	$285,000
Akorn, Inc.	Wilmington Savings Fund Society Bank	4323	Debtor in Possession / DACA	$-	[A]

Note:
[A] Account was opened on May 21, 2020 per requirement of the DIP Credit Agreement [Docket: 14]
that the Debtor maintain an account with a Depository Account Control Agreement (“DACA”) in place.

MOR	Page 5 of 17

In re Akorn, Inc., et al.		MOR - 1a
Debtors	Case No. (Jointly Administered):	20-11177
	Reporting Period:	June 1, 2020 - June 30, 2020

BANK ACCOUNT INFORMATION
Whole Values

Legal Entity	Bank	Last 4 Digit of Account Number	Description	Bank Balance
Akorn, Inc.	Bank of America	8391	Collections and Concentration	$25,391,075
Akorn, Inc.	Bank of America	6603	Operating Disbursements	$41,762
Akorn, Inc.	Bank of America	0893	Payroll Disbursements	$122,338
Akorn, Inc.	Bank of America	8409	Treasury Activity	$41,079
Akorn, Inc.	Bank of America	8878	Utilities Adequate Assurance Account	$362,526
Akorn, Inc.	Wilmington Savings Fund Society Bank	4323	Debtor in Possession / DACA	$58,169,108	[A]

Note:
[A] Account was opened on May 21, 2020 per requirement of the DIP Credit Agreement [Docket: 14]
that the Debtor maintain an account with a Depository Account Control Agreement (“DACA”) in place.

MOR	Page 6 of 17

In re Akorn, Inc., et al.		MOR - 1a
Debtors	Case No. (Jointly Administered):	20-11177
	Reporting Period:	May 20, 2020 - June 30, 2020

BANK RECONCILIATION

The above-captioned debtors (the "Debtors") hereby submit this attestation regarding bank account reconciliations in lieu of providing copies of bank statements, journals, and account reconciliations.

I attest that each of the Debtors' bank accounts is reconciled to bank statements. The Debtors' standard practice is to ensure that each bank account is reconciled to bank statements once per month within 31 days after the month end.

/s/ Duane Portwood	July 31, 2020
Signature of Authorized Individual*	Date

Duane Portwood	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR	Page 7 of 17

In re Akorn, Inc., et al.		MOR - 1b
Debtors	Case No. (Jointly Administered):	20-11177
	Reporting Period:	May 20, 2020 - May 31, 2020

SCHEDULE OF RETAINED PROFESSIONAL FEES PAID

		Amount Paid		Cumulative Payments Since Filing
Payee	Role of Professional	Fees	Expenses	Fees	Expenses
KIRKLAND & ELLIS LLP	DEBTORS' COUNSEL	$-	$-	$-	$-
RICHARDS LAYTON & FINGER	DEBTORS' COUNSEL	$-	$-	$-	$-
PJT PARTNERS	DEBTORS' INVESTMENT BANKER	$-	$-	$-	$-
PRICEWATERHOUSECOOPERS CORPORATE FINANCE LLC	DEBTORS' INVESTMENT BANKER	$-	$-	$-	$-
ALIXPARTNERS LLP	DEBTORS' FINANCIAL ADVISOR	$-	$-	$-	$-
GRANT THORNTON LLP	DEBTORS' FINANCIAL ADVISOR	$-	$-	$-	$-
KURTZMAN CARSON CONSULTANTS INC	DEBTORS' ADMINISTRATIVE ADVISOR	$-	$-	$-	$-
JENNER & BLOCK	COMMITTEE COUNSEL	$-	$-	$-	$-
SAUL EWING ARNSTEIN & LEHR	COMMITTEE COUNSEL	$-	$-	$-	$-
HURON CONSULTING GROUP	COMMITTEE FINANCIAL ADVISOR	$-	$-	$-	$-

MOR	Page 8 of 17

In re Akorn, Inc., et al.		MOR - 1b
Debtors	Case No. (Jointly Administered):	20-11177
	Reporting Period:	June 1, 2020 - June 30, 2020

SCHEDULE OF RETAINED PROFESSIONAL FEES PAID

		Amount Paid		Cumulative Payments Since Filing
Payee	Role of Professional	Fees	Expenses	Fees	Expenses
KIRKLAND & ELLIS LLP	DEBTORS' COUNSEL	$-	$-	$-	$-
RICHARDS LAYTON & FINGER	DEBTORS' COUNSEL	$-	$-	$-	$-
PJT PARTNERS	DEBTORS' INVESTMENT BANKER	$-	$-	$-	$-
PRICEWATERHOUSECOOPERS CORPORATE FINANCE LLC	DEBTORS' INVESTMENT BANKER	$-	$-	$-	$-
ALIXPARTNERS LLP	DEBTORS' FINANCIAL ADVISOR	$-	$-	$-	$-
GRANT THORNTON LLP	DEBTORS' FINANCIAL ADVISOR	$-	$-	$-	$-
KURTZMAN CARSON CONSULTANTS INC	DEBTORS' ADMINISTRATIVE ADVISOR	$-	$-	$-	$-
JENNER & BLOCK	COMMITTEE COUNSEL	$-	$-	$-	$-
SAUL EWING ARNSTEIN & LEHR	COMMITTEE COUNSEL	$-	$-	$-	$-
HURON CONSULTING GROUP	COMMITTEE FINANCIAL ADVISOR	$-	$-	$-	$-

MOR	Page 9 of 17

In re Akorn, Inc., et al.		MOR - 2
Debtors	Case No. (Jointly Administered):	20-11177
	Reporting Period:	May 20, 2020 - May 31, 2020

UNAUDITED
STATEMENT OF OPERATIONS (INCOME STATEMENT)

(Units in 000's)
Consolidated
Net Revenue	13,187

COGS	9,418

Gross Profit	3,769

SG&A	6,197
Research & Development	1,313
Amortization of Intangibles	794
Goodwill Impairment	-
Impairment of intangibles	-
Litigation (Gain) Loss	-

Operating Income	(4,535)

Interest expense, net	4,412
Deferred Financing Costs	-
Other	30
Bankruptcy	1,660
Income Tax	-

Net Income	(10,637)

Note:

The numbers presented above should be viewed in conjunction with the notes at the beginning of the MOR.

MOR	Page 10 of 17

In re Akorn, Inc., et al.		MOR - 2
Debtors	Case No. (Jointly Administered):	20-11177
	Reporting Period:	June 1, 2020 - June 30, 2020

UNAUDITED

STATEMENT OF OPERATIONS (INCOME STATEMENT)

(Units in 000's)
Consolidated
Net Revenue	44,673

COGS	31,049

Gross Profit	13,624

SG&A	16,980
Research & Development	3,398
Amortization of Intangibles	2,051
Goodwill Impairment	-
Impairment of intangibles	400
Litigation (Gain) Loss	-

Operating Income	(9,205)

Interest expense, net	11,190
Deferred Financing Costs	-
Other	138
Bankruptcy	4,149
Income Tax	(20,731)

Net Income	(3,951)

Note

The numbers presented above should be viewed in conjunction with the notes at the beginning of the MOR.

MOR	Page 11 of 17

In re Akorn, Inc., et al.		MOR - 3
Debtors	Case No. (Jointly Administered):	20-11177
	Balance as of:	May 31, 2020

UNAUDITED

BALANCE SHEET

(Units in 000's)
Consolidated
Assets:

Cash	67,888
Accounts Receivable	132,649
Accounts Receivable (intercompany)	1,406
Inventory	167,931
Other	51,508
Other (Intercompany Loan - HETT)	1,830
Current Assets	423,212

PP&E, Net	217,955
Goodwill	-
Product License Rights	205,557
Other	32,002
Long-term Assets	227,512

Total Assets	1,106,238

Liabilities:

Liabilities Subject to Compromise	77,679
Accounts Payable	26,803
Accounts Payable (Intercompany)	2,232
Income Taxes Payable	192
Accrued Royalties	465
Accrued Compensation	12,975
Other Current Liabilities	47,637
Current Portion of LTD	854,694
Current Liabilities	944,998

Long-term Debt
Other	2,684
Long-term Liabilities	2,684

Total Liabilities	1,025,361

Shareholders' Equity:

Common Stock	606,150
Retained Earnings	(525,236)
Accumulated Other Comprehensive Loss	(37)
Total Shareholders' Equity	80,877

Liabilities & Shareholders' Equity:	1,106,238

Note:
The numbers presented above should be viewed in conjunction with the notes at the beginning of the MOR.

MOR	Page 12 of 17

In re Akorn, Inc., et al.		MOR - 3
Debtors	Case No. (Jointly Administered):	20-11177
	Balance as of:	June 30, 2020

UNAUDITED

BALANCE SHEET

(Units in 000's)
Consolidated
Assets:

Cash	78,631
Accounts Receivable	129,394
Accounts Receivable (intercompany)	1,527
Inventory	172,246
Other	74,046
Other (Intercompany Loan - HETT)	1,830
Current Assets	457,674

PP&E, Net	217,261
Goodwill	-
Product License Rights	203,107
Other	31,443
Long-term Assets	232,823

Total Assets	1,142,308

Liabilities:

Liabilities Subject to Compromise	76,516
Accounts Payable	27,075
Accounts Payable (Intercompany)	3,881
Income Taxes Payable	-
Accrued Royalties	1,968
Accrued Compensation	16,998
Other Current Liabilities	79,542
Current Portion of LTD	855,246
Current Liabilities	984,710

Long-term Debt
Other	2,741
Long-term Liabilities	2,741

Total Liabilities	1,063,967

Shareholders' Equity:

Common Stock	607,565
Retained Earnings	(529,187)
Accumulated Other Comprehensive Loss	(37)
Total Shareholders' Equity	78,341

Liabilities & Shareholders' Equity:	1,142,308

Note:
The numbers presented above should be viewed in conjunction with the notes at the beginning of the MOR.

MOR	Page 13 of 17

In re Akorn, Inc., et al.		MOR - 4
Debtors	Case No. (Jointly Administered):	20-11177
	Reporting Period:	May 20, 2020 - June 30, 2020

STATUS OF POST-PETITION TAXES

The above-captioned debtors (the "Debtors") hereby submit this attestation regarding Status of Post-petition Taxes in lieu of providing copies of post-petition tax payments and tax returns filed during reporting period.

I attest that each of the Debtors' taxing authorities have been paid on time when post-petition amounts become due. Also, tax returns are being filed in an orderly and timely fashion in accordance with tax return reporting deadlines.

/s/ Duane Portwood	July 31, 2020
Signature of Authorized Individual*	Date

Duane Portwood	Chief Financial Officer
Printed Name of Authorized Individual	Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

MOR	Page 14 of 17

In re Akorn, Inc., et al.		MOR - 4
Debtors	Case No. (Jointly Administered):	20-11177
	Balance as of:	May 31, 2020 & June 30, 2020

ACCOUNTS PAYABLE AGING

As of May 31, 2020	Current	0-30 Days	31 - 60 Days	61 - 90 Days	> 90 Days	Total
Accounts Payables	$20,890,620	$5,103,418	$503,491	$182,691	$122,779	$26,803,000
Percentage of Total	78%	19%	2%	1%	0%	100%

As of June 30, 2020	Current	0-30 Days	31 - 60 Days	61 - 90 Days	> 90 Days	Total
Accounts Payables	$18,363,684	$5,732,776	$2,239,463	$518,401	$220,676	$27,075,000
Percentage of Total	68%	21%	8%	2%	1%	100%

MOR	Page 15 of 17

In re Akorn, Inc., et al.		MOR - 5
Debtors	Case No. (Jointly Administered):	20-11177
	Balance as of:	May 31, 2020 & June 30, 2020

ACCOUNTS RECEIVABLE AGING AND RECONCILIATION

As of May 31, 2020	Current	0-30 Days	31 - 60 Days	61 - 90 Days	> 90 Days	Total
Gross Accounts Receivables	$349,163,817	$12,250,473	$3,651,906	$1,755,170	$11,318,280	$378,139,646
Percentage of Total	92%	3%	1%	0%	3%	100%

Gross to Net Accounts Receivable as of May 31, 2020	Amount
Total Gross Accounts Receivable at the end of the reporting period	378,139,646
- Reserves for: Chargebacks, Rebates, Other	245,490,646
Total Net Accounts Receivable at the end of the reporting period	132,649,000

As of June 30, 2020	Current	0-30 Days	31 - 60 Days	61 - 90 Days	> 90 Days	Total
Gross Accounts Receivables	$231,296,475	$110,278,461	$21,648,351	$2,123,278	$11,272,507	$376,619,073
Percentage of Total	61%	29%	6%	1%	3%	100%

Gross Net Accounts Receivable as of June 30, 2020	Amount
Total Gross Accounts Receivable at the end of the reporting period	376,619,073
- Reserves for: Chargebacks, Rebates, Other	247,225,073
Total Net Accounts Receivable at the end of the reporting period	129,394,000

MOR	Page 16 of 17

In re Akorn, Inc., et al.		MOR - 6
Debtors	Case No. (Jointly Administered):	20-11177
	Reporting Period:	May 20, 2020 - June 30, 2020

DEBTORS QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below.	X
5. Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.	X		[A]

Note:

[A] Please refer to the "Notes to the Monthly Operating Report" page for more details.

MOR	Page 17 of 17